                                                                               .
                                                                               .
                                                                               .

                                                               Exhibit 23(e)(iv)

                                     ANNEX I

ETF
---
DJ STOXX 50(R) ETF                                               FEU
DJ EURO STOXX 50(R) ETF                                          FEZ
SPDR(R) S&P(R) Emerging Asia Pacific ETF                         GMF
SPDR(R) S&P(R) China ETF                                         GXC
SPDR(R) S&P(R) Emerging  Markets ETF                             GMM
SPDR(R) S&P(R) Emerging Europe ETF                               GUR
SPDR(R) S&P(R) Emerging Latin America ETF                        GML
SPDR(R) S&P(R) Emerging Middle East & Africa ETF                 GAF
SPDR(R) S&P(R) World ex-US ETF                                   GWL
SPDR(R) S&P(R) International Small Cap ETF                       GWX
SPDR(R) DJ Wilshire International Real Estate ETF                RWX
SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF             GII
SPDR(R) MSCI ACWI ex-US ETF                                      CWI
SPDR(R) Russell/Nomura PRIME(TM) Japan ETF                       JPP
SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF                   JSC
SPDR(R) S&P(R) BRIC 40 ETF                                       BIK
SPDR(R) S&P(R) International Dividend ETF                        DWX
SPDR(R) S&P(R) International Mid Cap ETF                         MDD
SPDR(R) S&P(R) Emerging Markets Small Cap ETF                    EWX
SPDR(R) DJ Wilshire Global Real Estate ETF                       RWO
SPDR(R) S&P(R) International Consumer Discretionary Sector ETF   IPD
SPDR(R) S&P(R) International Consumer Staples Sector ETF         IPS
SPDR(R) S&P(R) International Energy Sector ETF                   IPW
SPDR(R) S&P(R) International Financial Sector ETF                IPF
SPDR(R) S&P(R) International Health Care Sector ETF              IRY
SPDR(R) S&P(R) International Industrial Sector ETF               IPN
SPDR(R) S&P(R) International Materials Sector ETF                IRV
SPDR(R) S&P(R) International Technology Sector ETF               IPK
SPDR(R) S&P(R) International Telecommunications Sector ETF       IST
SPDR(R) S&P(R) International Utilities Sector ETF                IPU

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL
SPDR(R) S&P(R) Asia Pacific ETF
SPDR(R) S&P(R) Europe ETF

Dated: July 16, 2008